Financial Metrics

David Chemerow
CHIEF OPERATING OFFICER
AND CHIEF FINANCIAL OFFICER
david.chemerow@rentrak.com
503.284.7581 x724

RENTRAK

Investor Day 2011

Safe Harbor Statement

When used in this discussion, the words "anticipates," "expects," "intends" and similar expressions are intended to identify forward-looking statements. Such statements relate to, among other things, the revenues, gross margins, operating expenses, operating income, net income, earnings per share, cash flow and valuation of Rentrak and its lines of business; and are subject to certain assumptions, risks and uncertainties that could cause actual results to differ materially from those extrapolated. Rentrak expressly disclaims any obligation to revise or update any forward-looking statements to reflect events or circumstances that may arise after the date or this presentation.

Factors that could affect Rentrak's financial results include customer demand for movies in various media formats subject to company guarantees, the company's ability to attract new revenue-sharing customers and retain existing customers, the company's success in maintaining its relationships with studios and other product suppliers, the company's ability to successfully develop and market new services to create new revenue streams, and Rentrak's customers continuing to comply with the terms of their agreements. Additional factors that could affect Rentrak's financial results are described in Rentrak's March 31, 2011 annual report on Form 10-K and subsequent quarterly reports, filed with the Securities and Exchange Commission. Results of operations in any past period should not be considered indicative of the results to be expected for future periods.

The summary revenue, gross margin, operating expense, operating income, net income, earnings per share, cash flow and valuation information included in this presentation are derived from financial information that was previously provided in Rentrak's March 31, 2011 annual report on Form 10-K filed with the Securities and Exchange Commission on June 10, 2011, which is available at www.sec.gov.

Please note that this presentation includes a discussion of certain items that are not calculated or presented in accordance with generally accepted accounting principles (GAAP), including non-GAAP operating income, non-GAAP net income, non-GAAP diluted earnings per share and adjusted EBITDA. A reconciliation of these non-GAAP financial measures to the most comparable GAAP financial measures, as well as a further explanation about non-GAAP items, is included at the end of this presentation.

agenda

- **Our Information** Businesses
- Updated **Financial Metrics**
- Five-Year **Extrapolation**
- **Valuation** Using DCF Method

Our Information Businesses

RENTRAK

Overall

- **Very Large Market***
  - TV/Online Research: $1.5 Billion
  - Purchase Research: $3.5 Billion
- Rentrak has reached the tipping point; with 60% of our operating income **now** coming from information- and knowledge-based services

**Source: Company data; Honomichl Top 50 Report 2011*

F'11

- Information businesses are 42% of revenue and 60% of operating income
- AMI has consistently high margins; TV should become 35-40%

($ MILLIONS)	REVENUE	OPERATING INCOME (b)	OPERATING INCOME AS % OF REVENUE
Information Businesses			
Box Office	$ 18.3	$ 4.7	26%
Video On Demand	8.8	5.1	58%
Direct Revenue Share (a)	7.4	5.5	74%
TV	5.8	(5.7)	-98%
Total Information Businesses	**40.3**	**9.6**	**24%**
As % of Total	***42%***	***60%***	
PPT	**56.8**	**6.5**	**11%**
Total	**$ 97.1**	**$ 16.1**	**17%**

[a] Includes Home Entertainment information products: Home Video Essentials, Retail Essentials and Home Entertainment Essentials (total revenues about $1.2 million).
[b] Before acquisition costs, corporate expenses, and other AMI costs, which are not allocated to a specific line of business.

Updated **Financial Metrics**

RENTRAK

Updated **Financial Metrics**

	Approximate **Expected Performance** for the next 5 years	
SERVICE TYPE	**REVENUE**	**GROSS MARGIN**
Box Office	**10%** with some year-to-year variability	**75%**
Video On Demand	**15%** after flat F'12 with recurring pro-forma F'12 at 15%	
TV	**Double for the next 4-5 years**	**50%** with variation for fixed cost deals
Home Entertainment	**–8 to –12%** with expected volatility for quality of titles	**32%** DRS has gross margin similar to BOE/VOD

	Approximate **Expected Performance** for the next 5 years
Operating Expense annual growth rates:	
AMI	**20%** for the next 2 years; **15%** thereafter
Home Entertainment	**–3%**
Corporate	**3%**
Effective Tax Rate	**35%**
Diluted Shares	**+0.6M/year** for stock options
Depreciation & Amortization	**$3.4M/year** (equal to F'11)
Non-Cash Compensation	**Equal to F'11** ($6.7M)

Extrapolation of Metrics

- Extrapolate advice over 5 years; **show what Rentrak can look like**
- NOT our forecast … but **reasonable projection**

Five-Year
Extrapolation

RENTRAK

Modeled Revenues*

($ MILLIONS)	ACTUAL F'11	MODELED F'12	F'13	F'14	F'15	F'16	ASSUMED GROWTH	CAGR '11–'16
Box Office	$ 18	$ 20	$ 22	$ 24	$ 27	$ 29	10%	
VOD	9	9	10	12	13	15	15%	
TV	6	12	23	46	93	162	100%/75%	
Total AMI	33	40	55	82	133	207		
% Increase		*23%*	*37%*	*49%*	*61%*	*56%*		*44%*
Home Entertainment	64	58	52	47	42	38	–10%	
Total Revenue	**$ 97**	**$ 98**	**$ 107**	**$ 129**	**$ 175**	**$ 245**		
% Increase		*1%*	*9%*	*20%*	*35%*	*40%*		*20%*

- Expect **15% VOD growth** after flat F'12 due to large custom projects in F'11
- Expect **TV to double** for next 4+ years; then perhaps 75%

** These sample extrapolations are not projections, are based on assumptions and are subject to various risks, uncertainties and changes in circumstances. Rentrak's actual results may vary materially from these extrapolations, particularly in later periods.*

Alternative TV Projections*

- Really hard to project TV performance
- Consider alternative, faster TV growth
  - Could occur with faster signing of station groups, larger networks or more advertisers
- Contrast annual doubling with tripling:

TV REVENUE ($ MILLIONS)	ACTUAL F'11	MODELED					ASSUMED GROWTH	CAGR '11–'16
		F'12	F'13	F'14	F'15	F'16		
Annual Double	$ 6	$ 12	$ 23	$ 46	$ 93	$ 162	100%/75%	95%
Annual Triple	6	17	52	156	235	352	200%/50%	127%

These sample extrapolations are not projections, are based on assumptions and are subject to various risks, uncertainties and changes in circumstances. Rentrak's actual results may vary materially from these extrapolations, particularly in later periods.

Five-Year **Extrapolation**

Modeled Gross Margin*

($ MILLIONS)	ACTUAL F'11	MODELED F'12	F'13	F'14	F'15	F'16	ASSUMED MARGIN	CAGR '11–'16
Box Office	$ 14	$ 15	$ 17	$ 18	$ 20	$ 22	75%	
VOD	7	7	8	9	10	12	75%	
TV	1	6	12	23	46	81	50%	
Total AMI	22	27	36	50	76	115		*39%*
% of Revenue	*67%*	*68%*	*65%*	*61%*	*58%*	*55%*		
Home Entertainment	20	18	17	15	13	12	32%	
Total Gross Margin	**$ 42**	**$ 46**	**$ 52**	**$ 65**	**$ 90**	**$ 127**		
% of Revenue	*44%*	*47%*	*49%*	*50%*	*51%*	*52%*		
% Increase		*9%*	*14%*	*24%*	*38%*	*41%*		*25%*

- Margins consistent with prior advice
  - Raised Home Entertainment to 32% from 30% in June
- **Gross margin expected to grow faster** than revenues due to mix shift

** These sample extrapolations are not projections, are based on assumptions and are subject to various risks, uncertainties and changes in circumstances. Rentrak's actual results may vary materially from these extrapolations, particularly in later periods.*

RENTRAK

Modeled Operating Expenses*

($ MILLIONS)	ACTUAL F'11 (a)	MODELED F'12	F'13	F'14	F'15	F'16	ASSUMED GROWTH	CAGR '11–'16
OPERATING EXPENSES:								
AMI	$ 18.8	$ 22.5	$ 27.1	$ 31.1	$ 35.8	$ 41.1	20% / 15%	
Home Entertainment	8.1	7.9	7.7	7.4	7.2	7.0	–3%	
Corporate	15.9	16.3	16.8	17.3	17.9	18.4	3%	
Total Opex	**$ 42.8**	**$ 46.8**	**$ 51.5**	**$ 55.9**	**$ 60.8**	**$ 66.5**		9%

(a) Before acquisition costs

- **Continued investment in AMI** to support TV growth
  - Figure 20% growth for 2 years; then 15%

** These sample extrapolations are not projections, are based on assumptions and are subject to various risks, uncertainties and changes in circumstances. Rentrak's actual results may vary materially from these extrapolations, particularly in later periods.*

Modeled Operating Income*

($ MILLIONS)	ACTUAL F'11 (a)	MODELED F'12	F'13	F'14	F'15	F'16	ASSUMPTION	CAGR '11–'16
OPERATING INCOME:								
AMI	$ 3.3	$ 4.9	$ 8.7	$ 19.0	$ 40.7	$ 73.6		86%
Home Entertainment	12.0	10.6	9.0	7.6	6.3	5.1		–16%
Total	**(0.6)**	**$ (0.8)**	**$ 0.9**	**$ 9.3**	**$ 29.1**	**$ 60.3**		NM
% Increase		*NM*	*NM*	*965%*	*214%*	*107%*		
NON-CASH COMP:								
	6.7	6.7	6.7	6.7	6.7	6.7	Flat	
OPERATING INCOME BEFORE NON-CASH COMP:								
	$ 6.2	$ 5.9	$ 7.6	$ 16.0	$ 35.8	$ 67.0		61%

(a) Before acquisition costs

- **AMI earned $3.3M in F'11** despite losses from TV
  - Box Office and VOD have strong OI margins and earned $9.8M in F'11
- See **large growth in AMI** operating income
- Assume flat non-cash compensation

** These sample extrapolations are not projections, are based on assumptions and are subject to various risks, uncertainties and changes in circumstances. Rentrak's actual results may vary materially from these extrapolations, particularly in later periods.*

Modeled Net Income/ Diluted EPS*

($ MILLIONS)	ACTUAL F'11 (a)	MODELED F'12	F'13	F'14	F'15	F'16	ASSUMPTION
Interest Income	$ 0.4	$ 0.4	$ 0.4	$ 0.4	$ 0.4	$ 0.4	
Pre-tax Income	(0.2)	(0.4)	1.3	9.7	29.5	60.7	
Taxes	(0.1)	(0.1)	0.4	3.4	10.3	21.3	35%
Net Income	**(0.1)**	**(0.3)**	**0.8**	**6.3**	**19.2**	**39.5**	
Diluted EPS	$ (0.01)	$ (0.02)	$ 0.07	$ 0.51	$ 1.48	$ 2.91	
Shares Outstanding	11.0	11.2	11.8	12.4	13.0	13.6	+0.6M/yr

(a) Before acquisition costs

- Assume annual 35% tax rate and 0.6M annual share increase from stock options

** These sample extrapolations are not projections, are based on assumptions and are subject to various risks, uncertainties and changes in circumstances. Rentrak's actual results may vary materially from these extrapolations, particularly in later periods.*

Modeled Cash Flow*

(\$ MILLIONS)	ACTUAL F'11 (a)	MODELED F'12	F'13	F'14	F'15	F'16	CAGR '11 – '16
OPERATING INCOME:							
	\$ (0.6)	\$ (0.8)	\$ 0.9	\$ 9.3	\$ 29.1	\$ 60.3	
PLUS:							
Dep & Amort	3.4	3.4	3.4	3.4	3.4	3.4	
Non-Cash Comp	6.7	6.7	6.7	6.7	6.7	6.7	
Adj EBITDA	\$ 9.6	\$ 9.3	\$ 11.0	\$ 19.4	\$ 39.2	\$ 70.4	49%
LESS:							
Capex	3.6	5.0	5.0	5.0	5.0	5.0	
Free Cash Flow	\$ 6.0	\$ 4.3	\$ 6.0	\$ 14.4	\$ 34.2	\$ 65.4	61%

(a) Before acquisition costs

- Dept & Amort: Assume flat
- Non-cash Comp: Assume flat
- Capex: Assume flat at historical levels
- **Continued strong free cash flow**

** These sample extrapolations are not projections, are based on assumptions and are subject to various risks, uncertainties and changes in circumstances. Rentrak's actual results may vary materially from these extrapolations, particularly in later periods.*

Valuation Using DCF Method

RENTRAK

Modeled Discounted Cash Flow*

- Look at simple valuation: discounted free cash flow at weighted average cost of capital (10%)
- Use terminal value of 10–20x multiple of 5th year FCF

TERMINAL VALUE MULTIPLE:	DCF	
	$M	PER SHARE
10x	$ 481	$ 35.48
15x	680	50.14
20x	879	64.80

* These sample extrapolations are not projections, are based on assumptions and are subject to various risks, uncertainties and changes in circumstances. Rentrak's actual results may vary materially from these extrapolations, particularly in later periods.

Valuation Impact if TV Triples*

- Contrast valuation with impact if TV triples annual revenues
- Nearly doubles value of Rentrak

($ MILLIONS)	ACTUAL F'11	MODELED F'12	F'13	F'14	F'15	F'16	CAGR '11–'16
Incremental Cash Flow	$ -	$ 2	$ 8	$ 32	$ 41	$ 55	-
Total Cash Flow	6	6	14	47	76	121	83%

TERMINAL VALUE MULTIPLE:	DCF			
	TV DOUBLES		TV TRIPLES	
	$M	PER SHARE	$M	PER SHARE
10x	$ 481	$ 35.48	$ 862	$ 63.53
15x	680	50.14	1,203	88.70
20x	879	64.80	1,544	113.86

These sample extrapolations are not projections, are based on assumptions and are subject to various risks, uncertainties and changes in circumstances. Rentrak's actual results may vary materially from these extrapolations, particularly in later periods.

Selected Comparables*

ACQUIROR	TARGET	MULTIPLE OF LTM EBITDA	CLOSING DATE
Dentsu	Innovation Interactive	28.6x	Jan–10
Adobe	Omniture	30.3x	Aug–09
Lagardere	Nextedia	58.8x	Aug–07
Nielsen	NetRatings	88.6x	Jun–07
Microsoft	aQuantive	49.2x	May–07
WPP	24/7 RealMedia	33.6x	May–07

- These comparables exceed my 10-20x terminal value range
- … current share price suggests a margin of **safety to our investors**

*Jefferies analysis

Appendix

RENTRAK

Reconciliation of GAAP & Non-GAAP Financial Measures

Operating Income*

($ MILLIONS)	ACTUAL F'11	MODELED F'12	F'13	F'14	F'15	F'16
OPERATING INCOME - GAAP:						
	$ (2.6)	$ (0.8)	$ 0.9	$ 9.3	$ 29.1	$ 60.3
ONE-TIME ITEMS AND ACQUISITIONS:						
Acquisitions	1.9	0.0	0.0	0.0	0.0	0.0
Other	0.1	0.0	0.0	0.0	0.0	0.0
OPERATING INCOME – NON-GAAP (BEFORE ONE-TIME ITEMS AND ACQUISITIONS):						
	(0.6)	(0.8)	0.9	9.3	29.1	60.3
NON-CASH COMPENSATION:						
	6.7	6.7	6.7	6.7	6.7	6.7
OPERATING INCOME – NON-GAAP (BEFORE ONE-TIME ITEMS, ACQUISITIONS AND NON-CASH COMPENSATION):						
	$ 6.2	$ 5.9	$ 7.6	$ 16.0	$ 35.8	$ 67.0

*This presentation provides financial measures for non-GAAP operating income, non-GAAP net income, non-GAAP diluted earnings per share, Adjusted EBITDA and Free Cash Flow. Non-GAAP operating income, non-GAAP net income and non-GAAP diluted earnings per share exclude certain entries associated with acquisitions, non-cash compensation and other non-routine items. Adjusted EBITDA (Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-based Compensation) and Free Cash Flow do not represent cash flows from operations as defined by generally accepted accounting principles ("GAAP"), are not derived in accordance with GAAP and should not be considered by investors as an alternative to net income (the most comparable GAAP financial measure to Adjusted EBITDA or Free Cash Flow). Management believes that these non-GAAP financial measures provide meaningful supplemental information that enhances management's and investors' ability to evaluate Rentrak's operating results. These non-GAAP financial measures are not intended to be used in isolation and should not be considered a substitute for any other performance measure determined in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool, including that other companies may calculate similar non-GAAP financial measures differently than we do, limiting their usefulness as a comparative tool. The company compensates for these limitations by providing specific information regarding the GAAP amount excluded from the non-GAAP financial measures in the table above.

These sample extrapolations are not projections, are based on assumptions and are subject to various risks, uncertainties and changes in circumstances. Rentrak's actual results may vary materially from these extrapolations, particularly in later periods.

Reconciliation of GAAP & Non-GAAP Financial Measures

Net Income*

($ MILLIONS)	ACTUAL F'11
NET INCOME - GAAP:	
	$ (0.8)
ACQUISITIONS, ONE-TIME ITEMS AND TAXES:	
Acquisitions	1.2
Other	0.1
Taxes	(0.6)
Total	**$ 0.7**
NET INCOME – NON-GAAP:	
	$ (0.1)

Diluted EPS*

	ACTUAL F'11
DILUTED EPS - GAAP:	
	$ (0.07)
ACQUISITIONS, ONE-TIME ITEMS AND TAXES:	
Acquisitions	0.11
Other	0.01
Taxes	(0.06)
Total	**$ 0.06**
DILUTED EPS – NON-GAAP:	
	$ (0.01)

Note: *F'12–F'16 non-GAAP net income and diluted EPS equals GAAP net income and diluted EPS as there are no anticipated adjustments.*

**This presentation provides financial measures for non-GAAP operating income, non-GAAP net income, non-GAAP diluted earnings per share, Adjusted EBITDA and Free Cash Flow. Non-GAAP operating income, non-GAAP net income and non-GAAP diluted earnings per share exclude certain entries associated with acquisitions, non-cash compensation and other non-routine items. Adjusted EBITDA (Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-based Compensation) and Free Cash Flow do not represent cash flows from operations as defined by generally accepted accounting principles ("GAAP"), are not derived in accordance with GAAP and should not be considered by investors as an alternative to net income (the most comparable GAAP financial measure to Adjusted EBITDA or Free Cash Flow). Management believes that these non-GAAP financial measures provide meaningful supplemental information that enhances management's and investors' ability to evaluate Rentrak's operating results. These non-GAAP financial measures are not intended to be used in isolation and should not be considered a substitute for any other performance measure determined in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool, including that other companies may calculate similar non-GAAP financial measures differently than we do, limiting their usefulness as a comparative tool. The company compensates for these limitations by providing specific information regarding the GAAP amount excluded from the non-GAAP financial measures in the table above.*

These sample extrapolations are not projections, are based on assumptions and are subject to various risks, uncertainties and changes in circumstances. Rentrak's actual results may vary materially from these extrapolations, particularly in later periods.

Reconciliation of GAAP & Non-GAAP Financial Measures

Adjusted EBITDA*

($ MILLIONS)	ACTUAL F'11	MODELED F'12	F'13	F'14	F'15	F'16
NET INCOME (LOSS) - GAAP:						
	$ (0.8)	$ (0.3)	$ 0.8	$ 6.3	$ 19.2	$ 39.5
ADJUSTMENTS:						
Provision (benefit) for Income Tax	(1.2)	(0.1)	0.4	3.4	10.3	21.3
Interest Income	(0.4)	(0.4)	(0.4)	(0.4)	(0.4)	(0.4)
Deprec. & Amortization	3.4	3.4	3.4	3.4	3.4	3.4
Non-cash Compensation	6.7	6.7	6.7	6.7	6.7	6.7
Acquisitions & One-time Items	2.0	0.0	0.0	0.0	0.0	0.0
ADJUSTED EBITDA NON-GAAP:						
	$ 9.6	$ 9.3	$ 11.0	$ 19.4	$ 39.2	$ 70.4
Less: Capital Additions	3.6	5.0	5.0	5.0	5.0	5.0
Free Cash Flow	$ 6.0	$ 4.3	$ 6.0	$ 14.4	$ 34.2	$ 65.4

*This presentation provides financial measures for non-GAAP operating income, non-GAAP net income, non-GAAP diluted earnings per share, Adjusted EBITDA and Free Cash Flow. Non-GAAP operating income, non-GAAP net income and non-GAAP diluted earnings per share exclude certain entries associated with acquisitions, non-cash compensation and other non-routine items. Adjusted EBITDA (Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-based Compensation) and Free Cash Flow do not represent cash flows from operations as defined by generally accepted accounting principles ("GAAP"), are not derived in accordance with GAAP and should not be considered by investors as an alternative to net income (the most comparable GAAP financial measure to Adjusted EBITDA or Free Cash Flow). Management believes that these non-GAAP financial measures provide meaningful supplemental information that enhances management's and investors' ability to evaluate Rentrak's operating results. These non-GAAP financial measures are not intended to be used in isolation and should not be considered a substitute for any other performance measure determined in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool, including that other companies may calculate similar non-GAAP financial measures differently than we do, limiting their usefulness as a comparative tool. The company compensates for these limitations by providing specific information regarding the GAAP amount excluded from the non-GAAP financial measures in the table above.

These sample extrapolations are not projections, are based on assumptions and are subject to various risks, uncertainties and changes in circumstances. Rentrak's actual results may vary materially from these extrapolations, particularly in later periods.